UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☒	Definitive Proxy Statement
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☐	Soliciting Material Under § 240.14a-12
COLE CREDIT PROPERTY TRUST II, INC.

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(Name of Person(s) Filing Proxy Statement, if other than Registrant)
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NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 26, 2011
QUESTIONS AND ANSWERS
PROPOSAL 1 ELECTION OF DIRECTORS
CERTAIN INFORMATION ABOUT MANAGEMENT
BENEFICIAL OWNERSHIP OF EQUITY SECURITIES
AUDIT COMMITTEE REPORT
TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS
STOCKHOLDER PROPOSALS
OTHER MATTERS

COLE CREDIT PROPERTY TRUST II, INC.
2555 East Camelback Road, Suite 400
Phoenix, Arizona 85016

April 15, 2011

Dear Stockholder:

You are cordially invited to attend our 2011 Annual Meeting of Stockholders to be held on Thursday, May 26, 2011, at 10:00 a.m. local time at our offices located at 2575 East Camelback Road, Suite 500, Phoenix, Arizona 85016.

The matters expected to be acted upon at the meeting are described in the following Notice of the 2011 Annual Meeting of Stockholders and Proxy Statement.

Directors and officers will be available at the meeting to speak with you. There will be an opportunity during the meeting for your questions regarding the affairs of Cole Credit Property Trust II, Inc. and for a discussion of the business to be considered at the meeting.

It is important that you use this opportunity to take part in the affairs of your company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR SUBMIT YOUR PROXY BY USING THE TELEPHONE OR THE INTERNET, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. FOR SPECIAL INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. Voting by proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

We look forward to seeing you at the meeting.

Sincerely,

/s/  CHRISTOPHER H. COLE
Christopher H. Cole
Chairman, President and
Chief Executive Officer

COLE CREDIT PROPERTY TRUST II, INC.

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 26, 2011

To Cole Credit Property Trust II, Inc. Stockholders:

NOTICE IS HEREBY GIVEN that the 2011 Annual Meeting of Stockholders of Cole Credit Property Trust II, Inc., a Maryland corporation (the “Company,” “we,” or “us”), will be held on Thursday May 26, 2011, at 10:00 a.m. local time at our offices located at 2575 East Camelback Road, Suite 500, Phoenix, Arizona 85016. The purposes of the meeting are to:

1.	Elect three directors to hold office until the 2012 Annual Meeting of Stockholders and until their successors are duly elected and qualify; and

2.	Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The proposals and other related matters are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on April 1, 2011 are entitled to receive this notice and to vote at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 26, 2011.

THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT www.eproxy.com/cole.

You may obtain directions to attend the 2011 Annual Meeting of Stockholders of the Company by calling toll free 1-866-907-2653.

All stockholders are cordially invited to attend the annual meeting in person. Whether or not you expect to attend, WE URGE YOU TO READ THE PROXY STATEMENT AND EITHER COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED OR TO SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. YOUR PROMPT RESPONSE WILL HELP AVOID POTENTIAL DELAYS AND MAY SAVE THE COMPANY SIGNIFICANT ADDITIONAL EXPENSE ASSOCIATED WITH SOLICITING STOCKHOLDER VOTES.

By Order of the Board of Directors

/s/  KENNETH R. CHRISTOFFERSEN
Kenneth R. Christoffersen
Secretary

Phoenix, Arizona
April 15, 2011

PLEASE VOTE — YOUR VOTE IS IMPORTANT

COLE CREDIT PROPERTY TRUST II, INC.
2555 East Camelback Road, Suite 400
Phoenix, Arizona 85016

PROXY STATEMENT

QUESTIONS AND ANSWERS

We are providing you with this proxy statement, which contains information about the items to be voted upon at our 2011 Annual Meeting of Stockholders. To make this information easier to understand, we have presented some of the information below in a question and answer format.

Q:	Why did you send me this proxy statement?

A:	We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares of the Company’s common stock at the 2011 Annual Meeting of Stockholders. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting. This proxy statement, the proxy card and our 2010 annual report to stockholders are being mailed to you on or about April 15, 2011.

Q:	What is a proxy?

A:	A proxy is a person who votes the shares of stock of another person who does not attend a meeting. The term “proxy” also refers to the proxy card. When you return the enclosed proxy card, or give your proxy by telephone or over the Internet, you are giving us your permission to vote your shares of common stock at the annual meeting. The person who will vote your shares of common stock at the annual meeting is either D. Kirk McAllaster, Jr. or Kenneth R. Christoffersen. They will vote your shares of common stock as you instruct. If you sign and return the proxy card, or authorize your proxy by telephone or over the Internet, and give no instructions, the proxies will vote FOR all of the director nominees. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion. The proxies will not vote your shares of common stock if you do not return the enclosed proxy card or submit your proxy by telephone or over the Internet. This is why it is important for you to return the proxy card or submit your proxy by telephone or over the Internet to us as soon as possible whether or not you plan on attending the meeting in person.

If you authorize your proxy by telephone or over the Internet, please do not return your proxy card.

Q:	When is the annual meeting and where will it be held?

A:	The annual meeting will be held on Thursday, May 26, 2011, at 10:00 a.m. local time at our offices located at 2575 East Camelback Road, Suite 500, Phoenix, Arizona 85016.

Q:	How many shares of common stock can vote?

A:	As of the close of business on the record date of April 1, 2011, there were 209,650,879 shares of our common stock issued and outstanding. Every stockholder of record as of the close of business on April 1, 2011 is entitled to one vote for each share of common stock held at that date and time. Fractional shares will have corresponding fractional votes.

Q:	What is a “quorum”?

A:	A “quorum” consists of the presence in person or by proxy of stockholders holding 50% of the outstanding shares. There must be a quorum present in order for the annual meeting to be a duly held meeting at which business can be conducted. If you submit a properly executed proxy card, even if you abstain from voting or do not give instructions for voting, then you will at least be considered part of the quorum.

Q:	What may I vote on?

A:	You may vote on the election of nominees to serve on the board of directors and on any other proposal presented for a vote at the annual meeting.

Q:	How does the board of directors recommend I vote on the proposal?

A:	The board of directors recommends a vote FOR each of the nominees for election as director who are named as such in this proxy statement.

Q:	Who is entitled to vote?

A:	Anyone who owned our common stock at the close of business on April 1, 2011, the record date, is entitled to vote at the annual meeting.

Q:	How do I vote?

A:	You may vote your shares of common stock either in person or by proxy. In order to vote in person, you must attend the annual meeting. Whether you plan to attend the meeting and vote in person or not, we urge you to have your vote recorded. Stockholders may submit their proxy via mail, using the enclosed proxy card. In addition, stockholders who live in the United States may authorize a proxy by following the “Vote by Phone” instruction on the enclosed proxy card. Stockholders with Internet access may submit a proxy by following the “Vote by Internet” instructions on the enclosed proxy card. The telephone and Internet voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy and confirm that their instructions have been properly recorded. If the telephone or Internet option is available to you, we strongly encourage you to use it because it is faster and less costly. If you attend the annual meeting, you also may submit your vote in person, and any previous votes or proxies that you submitted will be superseded by the vote that you cast at the annual meeting. If you return your signed proxy card, or authorize your proxy by telephone or over the Internet, but do not indicate how you wish to vote, your shares of common stock will be counted as present for purposes of determining a quorum and voted FOR the nominees for director and, with respect to any other proposals to be voted upon, in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of the proxies.

Q:	Will my vote make a difference?

A:	Yes. Your vote is needed to ensure that the proposals can be acted upon. Unlike most other public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, a large number of our stockholders must be present in person or by proxy at the annual meeting to constitute a quorum. AS A RESULT, YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES! Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting stockholder votes. We encourage you to participate in the governance of the Company and welcome your attendance at the annual meeting.

Q:	What if I return my proxy card and then change my mind?

A:	You have the right to revoke your proxy at any time before the vote by:

(1) notifying Kenneth R. Christoffersen, our secretary, in writing at our offices located at 2575 East Camelback Road, Suite 500, Phoenix, Arizona 85016;

(2) attending the meeting and voting in person; or

(3) returning another proxy after your first proxy, which is received before the annual meeting date. Only the most recent vote will be counted and all others will be discarded regardless of the method of voting.

Q:	How will voting on any other business be conducted?

A:	Although we do not know of any business to be considered at the annual meeting other than the election of directors, if any other business is properly presented at the annual meeting, your proxy gives authority to D. Kirk McAllaster, Jr., our executive vice president, chief financial officer and treasurer, and Kenneth R. Christoffersen, our secretary, to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Q:	Who pays the cost of this proxy solicitation?

A:	The Company will pay all the costs of soliciting these proxies. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Q:	Is this proxy statement the only way that proxies are being solicited?

A:	No. In addition to mailing proxy solicitation material, our directors and officers, and employees of Cole Real Estate Investments, as well third-party proxy service companies we retain, may also solicit proxies in person, by telephone or by any other electronic means of communication we deem appropriate. No additional compensation will be paid to our directors or officers, or to employees of Cole Real Estate Investments, for such services. We have retained Boston Financial Data Services, Inc. to assist us in the distribution of proxy materials and solicitation of votes. We anticipate the costs of such services to the Company to be approximately $60,000.

Q:	If I plan to attend the annual meeting in person, should I notify anyone?

A:	While you are not required to notify anyone in order to attend the annual meeting, if you do plan to attend the meeting, we would appreciate it if you would call us toll free at 1-866-907-2653 to let us know how many stockholders will be attending the meeting so that we will be able to prepare a suitable meeting room for the attendees.

Q:	Whom should I call if I have any questions?

A:	If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:

Boston Financial Data Services, Inc.
P.O. Box 55222
Boston, Massachusetts 02205-5222
Call toll free: 1-888-409-4185

PROPOSAL 1

ELECTION OF DIRECTORS

At the annual meeting, you and the other stockholders will vote on the election of all three members of our board of directors. Those persons elected will serve as directors until the 2012 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The board of directors has nominated the following people for re-election as directors:

•	Christopher H. Cole

•	Marcus E. Bromley

•	George N. Fugelsang

Each of the nominees for director is a current member of our board of directors. The principal occupation and certain other information about the nominees are set forth below.

If you return a properly executed proxy card, or if you authorize your proxy by phone or over the Internet, unless you direct the proxies to withhold your votes, the individuals named as the proxies will vote your shares for the election of the nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board may reduce its size, designate a substitute nominee, or fill the vacancy through a majority vote of the remaining directors (including a majority of the remaining independent directors if the vacancy relates to an independent director position). If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.

Vote Required; Recommendation

The vote of holders of a majority of all shares present in person or by proxy at a meeting of stockholders duly called at which a quorum is present, without the necessity for concurrence by the board of directors, is necessary for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have the same effect as votes cast against each director. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “FOR ALL” will be considered a vote in favor of all nominees for re-election as director. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “FOR ALL EXCEPT” will be considered a vote in favor of all nominees except those nominees you specifically list and a vote against the nominees you specifically list. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “WITHHOLD ALL” will be considered a vote against all directors.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” OF THE NOMINEES FOR ELECTION AS DIRECTORS

CERTAIN INFORMATION ABOUT MANAGEMENT

Board of Directors

In accordance with applicable law and our charter and bylaws, the business and affairs of the Company are managed under the direction of our board of directors.

Board Membership Criteria and Selection of Directors

The board of directors annually reviews the appropriate experience, skills and characteristics required of board members in the context of the then-current membership of the board. This assessment includes, in the context of the perceived needs of the board at that time, issues of knowledge, experience, judgment and skills such as an understanding of the real estate industry or brokerage industry or accounting or financial management expertise. Other considerations include the candidate’s independence from conflict with the Company and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. It also is expected that independent directors nominated by the board of directors shall be individuals who possess a reputation and hold positions or affiliations befitting a director of a large publicly held company and are actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community. A majority of our directors must be independent, as defined in our charter. Moreover, as required by our charter, at least one of our independent directors must have at least three years of relevant real estate experience, and each director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets we acquire and manage.

The board of directors is responsible for selecting its own nominees and recommending them for election by the stockholders. Each of our nominees was recommended by our board of directors. Pursuant to our charter, however, the independent directors must nominate replacements for any vacancies among the independent director positions. All director nominees then stand for election by the stockholders annually.

In its nomination review process, our board of directors solicits candidate recommendations from its own members and management of the Company. Our board of directors may engage the services of a search firm to assist in identifying potential director nominees. Our board of directors also will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered by our board of directors, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Stockholder Proposals” below for more information on procedures to be followed by our stockholders in submitting such recommendations. In evaluating the persons recommended as potential directors, our board of directors will consider each candidate without regard to the source of the recommendation and take into account those factors that our board of directors determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of our board of directors) by satisfying the procedural requirements for such nomination as provided in Article II, Section 12 of our bylaws.

In considering possible candidates for election as a director, the Board of Directors is guided by the principle that each director should (i) be an individual of high character and integrity; (ii) be accomplished in his or her respective field, with superior credentials and recognition; (iii) have relevant expertise and experience upon which to base advice and guidance to management in the conduct of our real estate investment and management activities; (iv) have sufficient time available to devote to our affairs; (v) represent the long-term interests of our stockholders as a whole; and (vi) represent a diversity of background and experience.

Director Nominees

Our board of directors has nominated each of the following individuals for election as a director to serve until our 2012 Annual Meeting of Stockholders and until his successor is elected and qualifies. Each nominee currently is a director of the Company, and Messrs. Bromley and Fugelsang are independent directors.

Name	Age	Positions

Christopher H. Cole	58	Chairman, Chief Executive Officer and President

Marcus E. Bromley	61	Director (Independent)

George N. Fugelsang	70	Director (Independent)

Christopher H. Cole has served as our chairman, chief executive officer and president since our formation in September 2004. He has served as the chief executive officer of Cole REIT Advisors II, LLC (“CCPT II Advisors”), our advisor, since its formation in September 2004, and previously served as president from September 2004 until March 2007 and from October 2007 until April 2010. Mr. Cole has served as the chairman, chief executive officer and president of Cole Credit Property Trust, Inc. (“CCPT I”) since its formation in March 2004. He has served as the chief executive officer of Cole REIT Advisors, LLC (“CCPT I Advisors”) since its formation in April 2004, and previously served as president from April 2004 until March 2007 and from October 2007 until April 2010. Mr. Cole has served as the chairman, chief executive officer and president of Cole Credit Property Trust III, Inc. (“CCPT III”) since its formation in January 2008. He has served as the chief executive officer and president of Cole REIT Advisors III, LLC (“CCPT III Advisors”) since its formation in January 2008, and previously served as treasurer from January 2008 until September 2008. He has served as the chairman, chief executive officer and president of Cole Corporate Income Trust, Inc. (“Cole Corporate Income Trust”) since its formation in April 2010. He has served as the chief executive officer of Cole Corporate Income Advisors, LLC (“Cole Corporate Income Advisors”) since its formation in April 2010. Mr. Cole has been the sole shareholder, chief executive officer and treasurer of Cole Holdings Corporation since its formation in August 2004, has served as chairman and secretary since October 2007, and previously served as president from August 2004 until April 2010. Mr. Cole has also been engaged as a general partner in the structuring and management of real estate limited partnerships since February 1979.

Mr. Cole has served as the chief executive officer of Cole Realty Advisors since December 2002, as its treasurer since its formation in November 2002, and previously served as its president from November 2002 until March 2007 and from October 2007 until September 2009, and as its secretary from November 2002 until December 2002. Mr. Cole has served as the chief executive officer and treasurer of Cole Capital Partners since January 2003, and previously served as its president from January 2003 to March 2007 and from October 2007 until April 2010. Mr. Cole has served as the chief executive officer of Cole Capital Advisors since December 2002, as its treasurer since its formation in November 2002, and previously served as its president from November 2002 until March 2007 and from October 2007 until April 2010, and as secretary from November 2002 until December 2002.

Mr. Cole has served as the chief executive officer and treasurer of the Cole Growth Opportunity Fund I GP, LLC since its formation in March 2007. Mr. Cole served as the executive vice president and treasurer of Cole Capital Corporation from December 2002 until January 2008. Mr. Cole has been the sole director of Cole Capital Corporation since December 2002. Mr. Cole was selected to serve as a director of the Company because he is the chief executive officer of the Company, and Mr. Cole’s experience and relationships in the non-traded real estate investment trust (“REIT”) and real estate industries, along with his knowledge of the Cole Real Estate Investments organization, are believed to provide significant value to the board of directors.

Marcus E. Bromley has been a member of our board of directors, chairman of our board’s compensation committee and a member of our board’s audit committee since May 2005. He has served as the chairman of the audit committee since June 2010. Since October 2008, Mr. Bromley has served as a member of the board of directors of CCPT III, and since January 2011, he has served as a member of the board of directors of Cole Corporate Income Trust. From 1993 through 2005, Mr. Bromley served as a member of the board of trustees of Gables Residential Trust, a $3 billion multi-family residential REIT with operations in Texas, Georgia, South Florida, Washington, D.C. and Southern California that was listed on the New York Stock Exchange prior to its sale in 2005. From December 1993 until June 2000, Mr. Bromley also served as the chief executive officer of Gables Residential Trust. Prior to joining Gables Residential Trust, Mr. Bromley was a division partner of Trammell Crow Residential from 1982 until 1993. Mr. Bromley also serves on the board of directors of Private Bank of Buckhead, a community bank headquartered in Atlanta, Georgia, and on the advisory board of Nancy Creek Capital, an Atlanta-based private equity firm. Mr. Bromley holds a B.S. in Economics from Washington & Lee University and a M.B.A. from the University of North Carolina. The board of directors selected Mr. Bromley to serve as a director of the Company because of Mr. Bromley’s experience as the chief executive officer of a public real estate company, his general knowledge of the real estate industry and his financing experience, all of which are expected to bring valuable insight to the board of directors and other potential resources to the Company.

George N. Fugelsang has been a member of our board of directors since May 2010 and a member of the audit committee since June 2010. From 1994 through 2001, Mr. Fugelsang was chief executive officer of Dresdner Kleinwort Benson North America, the U.S.-based investment banking business of Dresdner Bank AG, where he was responsible for all of Dresdner Bank AG’s activities in North America. From 1996 until 2001, Mr. Fugelsang was also chairman of the board of Dresdner Bank Mexico, S.A., chairman of the board of Dresdner Bank Canada and a member of the board of directors of Dresdner RCM Global Investors LLC. Mr. Fugelsang served on the board of managers of Mrs. Fields’ Famous Brands, LLC from May 2004 until July 2008. Mr. Fugelsang also served on the boards of trustees of the Institute of International Bankers and the Thunderbird School of Global Management, and as a member of the board of directors of Advanced Research Technologies of Montreal, Canada. He was also a member of the board of the New York City Partnership, the German American Chamber of Commerce, Inc., and a director of the Foreign Policy Association in New York. Mr. Fugelsang formerly served on the advisory board of the Monterey Institute of International Studies, an affiliate of Middlebury College. The board of directors selected Mr. Fugelsang to serve as a director because of Mr. Fugelsang’s experience as the chief executive officer of an investment bank, his extensive financing experience and his general business accomplishments, all of which are expected to bring valuable insight to the board of directors, and potential strategic relationships for the Company.

Board Meetings and Annual Stockholder Meeting

The board of directors held five meetings during the fiscal year ended December 31, 2010. Each director attended all of his board and committee meetings in 2010. Although we do not have a formal policy regarding attendance by members of our board of directors at our Annual Meeting of Stockholders, we encourage all of our directors to attend. Two of our directors attended our 2010 annual meeting of stockholders by conference telephone.

Independence

As required by our charter, a majority of the members of our board of directors must qualify as “independent” as affirmatively determined by the board. The board consults with our legal counsel and counsel to the independent directors to ensure that the board’s determinations are consistent with our charter and applicable securities and other laws and regulations regarding the definition of “independent.”

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and the Company, our senior management and our independent registered public accounting firm, the board has determined that Messrs. Bromley and Fugelsang, who comprise the majority of our board, qualify as independent directors. A copy of our independent director definition, which is contained in our charter, is attached as Appendix A.

Board Committees

Audit Committee

Our board has an audit committee, which assists the board in fulfilling its responsibilities. The audit committee is composed of Mr. Bromley (chairman) and Mr. Fugelsang, both of whom are independent directors. The audit committee reports regularly to the full board and annually evaluates its performance. The audit committee meets periodically during the year, usually in conjunction with regular meetings of the board. The audit committee, by approval of at least a majority of the members, selects the independent registered public accounting firm to audit our annual financial statements, reviews with the independent registered public accounting firm the plans and results of the audit engagement, approves the audit and non-audit services provided by the independent registered public accounting firm, reviews the independence of the independent registered public accounting firm, considers the range of audit and non-audit fees and reviews the adequacy of our internal accounting controls. Our board of directors has adopted a charter for the audit committee that sets forth its specific functions and responsibilities. The audit committee charter can be located on our website at www.colecapital.com by clicking on “Individual Investors,” then on “Investing with Cole,” then on “Forms and Literature” and then on “CCPT II Audit Committee Charter.”

Although our shares are not listed for trading on any national securities exchange, both members of the audit committee meet the current independence and qualifications requirements of the New York Stock Exchange, as well as our charter and applicable rules and regulations of the SEC. While both members of the audit committee have significant financial and/or accounting experience, the board of directors has determined that Mr. Bromley satisfies the SEC’s requirements for an “audit committee financial expert” and has designated Mr. Bromley as our audit committee financial expert. The audit committee met four times during 2010.

Compensation Committee

Our board also has a compensation committee. The primary purpose of the compensation committee is to oversee our compensation programs for executive officers. Our executive officers currently do not receive compensation directly from us for services rendered to us. Accordingly, the compensation committee did not hold any meetings during 2010. Mr. Bromley currently serves as chairman of the compensation committee, and we expect that Mr. Fugelsang will be elected as a member of the committee. The compensation committee has adopted a written charter approved by the board of directors. The compensation committee charter can be located on our website at www.colecapital.com by clicking on “Individual Investors,” then on “Investing with Cole,” then on “Forms and Literature” and then on “CCPT II Compensation Committee Charter.” Presently, our full board of directors oversees compensation of our independent directors.

Nominating Board of Directors — Functions

We believe that our board of directors is qualified to perform the functions typically delegated to a nominating committee, and the formation of a separate committee is not necessary at this time. Therefore, all members of our board of directors participate in the consideration of director nominees. The primary functions of the members of our board of directors relating to the consideration of director nominees are to identify individuals qualified to serve on the board of directors and to select a slate of director nominees for election by the stockholders at the annual meeting.

Communication with Directors

We have established procedures for stockholders or other interested parties to communicate directly with our board of directors. Such parties can contact the board by mail at: Chairman of the Cole Credit Property Trust II, Inc. Audit Committee, c/o Corporate Secretary, 2575 East Camelback Road, Suite 500, Phoenix, Arizona 85016.

The chairman of the audit committee will receive all communications made by these means, and will distribute such communications to such member or members of our board of directors as deemed appropriate by the chairman of the audit committee, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal controls and auditing matters are received, they will be forwarded by the chairman of the audit committee to the members of the audit committee for review.

Board Leadership Structure; Independent Lead Director

Christopher H. Cole serves as both our Chairman of the Board and Chief Executive Officer. The board of directors believes that independent oversight of management is an important component of an effective board of directors. The independent directors have determined that the most effective board of directors’ leadership structure for the Company at the present time is for the Chief Executive Officer to also serve as Chairman of the board of directors. The independent directors believe that because the Chief Executive Officer is ultimately responsible for the day-to-day operation of the Company and for executing the Company’s strategy, and because the performance of the Company is an integral part of board deliberations, the Chief Executive Officer is the director best qualified to act as Chairman of the board. The board of directors retains the authority to modify this structure to best address the Company’s unique circumstances, and to advance the best interests of all stockholders, as and when appropriate. In addition, although we do not have a lead independent director, the board of directors believes that the current structure is appropriate, as the Company has no employees and is externally managed by our advisor, whereby all operations are conducted by our advisor or its affiliates.

The board of directors also believes, for the reasons set forth below, that its existing corporate governance practices achieve independent oversight and management accountability, which is the goal that many seek to achieve by separating the roles. Our governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of, and communication with, our executive officers and officers and key personnel of our advisor. Some of the relevant processes and other corporate governance practices include:

•	A majority of our directors are independent directors. Each director is an equal participant in decisions made by the full board of directors. In addition, all matters that relate to our sponsor, our advisor or any of their affiliates, must be approved by a majority of the independent directors. The audit committee is comprised entirely of independent directors.

•	Each of our directors is elected annually by our stockholders.

•	Our advisor has a one-year contract, with an annual review by, and renewal subject to the approval of, our board of directors. The fees paid to our advisor must be deemed reasonable, as determined by our independent directors, on an annual basis.

The Board’s Role in Risk Oversight

The board of directors oversees our stockholders’ interest in the long-term health and the overall success of the Company and its financial strength.

The full board of directors is actively involved in overseeing risk management for the Company. It does so, in part, through its oversight of our property acquisitions and assumptions of debt, as well as its oversight of our executive officers and our advisor. In particular, the board of directors may determine at any time to terminate the advisor, and must evaluate the performance of the advisor, and re-authorize the advisory agreement, on an annual basis.

In addition, the audit committee is responsible for assisting the board of directors in overseeing the Company’s management of risks related to financial reporting. The audit committee has general responsibility for overseeing the accounting and financial processes of the Company, including oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the adequacy of the Company’s internal control over financial reporting. The audit committee reviews any potential material issues that are raised related to the Company’s financial statements or accounting policies. Additionally, in connection with the annual audit of the Company’s financial statements, the audit committee conducts a detailed review with the Company’s independent auditors of the accounting policies used by the Company and its financial statement presentation.

Code of Business Conduct and Ethics

Our board of directors has adopted a Code of Business Conduct and Ethics that is applicable to all members of our board of directors, our officers and employees, and the employees of our advisor. The policy may be located on our website at www.colecapital.com by clicking on “Individual Investors,” then on “Investing with Cole,” then on “Forms and Literature” and then on “CCPT II Code of Business Conduct and Ethics.” If, in the future, we amend, modify or waive a provision in the Code of Business Conduct and Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website as necessary.

Compensation of Directors

Directors who are also officers or employees of the Company, our advisor or their affiliates (Mr. Cole) do not receive any special or additional remuneration for service on the board of directors or any of its committees. Each non-employee director receives compensation for service on the board of directors and any of its committees as provided below.

Cash Compensation

We pay each of our independent directors:

•	an annual retainer of $50,000;

•	$2,000 for each board meeting attended in person;

•	an additional annual retainer of $7,500 to the chairman of the audit committee;

•	$2,000 for each committee meeting attended in person (committee chairmen receive an additional $500 per committee meeting for serving in that capacity);

•	$250 per board or committee meeting attended by telephone conference; and

•	in the event that there is a meeting of the board of directors and one or more committees on a single day, the fees paid to each director will be limited to $2,500 per day ($3,000 per day for the chairman of the audit committee, if there is a meeting of that committee).

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors.

In June 2010, our board of directors determined to increase the annual retainer paid to our independent directors from $25,000 to $50,000 in lieu of making any further stock option grants to independent directors. In addition, our board determined to implement the additional annual retainer of $7,500 for the chairman of the audit committee. This board action was taken in order to conform our director compensation to the compensation paid to independent directors of other real estate investment trusts sponsored by Cole Real Estate Investments.

Equity Compensation Plan Information

The following table gives information about our equity compensation plan as of December 31, 2010:

	Number of Securities		Weighted-Average	Number of Securities
	to be Issued Upon		Exercise Price of	Remaining Available for
	Exercise of		Outstanding	Future Issuance Under
	Outstanding Options,		Options, Warrants	Equity Compensation
Plan Category	Warrants and Rights		and Rights	Plans

Equity compensation plans approved by security holders	45,000	(1)	$9.12	950,000(2)
Equity compensation plans not approved by security holders	—		N/A	—

Total	45,000	(1)	$9.12	950,000(2)

(1)	Represents options that were granted pursuant to our 2004 Independent Directors’ Stock Option Plan as of December 31, 2010. Options to purchase 45,000 shares were exercisable as of December 31, 2010.

(2)	All shares authorized for issuance pursuant to awards not yet granted under the 2004 Independent Directors’ Stock Option Plan.

Director Compensation Table

The following table sets forth certain information with respect to our director compensation during the fiscal year ended December 31, 2010:

					Change in
					Pension Value
					and
				Non-Equity	Nonqualified
	Fees Earned	Stock	Option	Incentive Plan	Deferred	All Other
	or Paid in	Awards	Awards	Compensation	Compensations	Compensation
Name	Cash	($)	(1)($)	($)	Earnings	(2)($)	Total ($)

Christopher H. Cole	$—	$—	$—	$—	$—	$—	$—
Marcus E. Bromley	$46,250	—	—	—	—	$566	$46,816
George N. Fugelsang	$34,500	—	—	—	—	$3,403	$37,903
Elizabeth L. Watson(3)	$13,500	—	—	—	—	$580	$14,080

(1)	The value of option awards represents the amount of compensation costs recognized by the Company for financial statement purposes under ACS 718 as the aggregate grant date fair value.

(2)	Amount represents reimbursement of travel expenses incurred by directors to attend various director meetings.

(3)	Former director.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee served as an officer or employee of the Company during the fiscal year ended December 31, 2010, or formerly served as an officer of the Company. During the fiscal year ended December 31, 2010, our executive officers, Messrs. Cole and McAllaster, both served as directors of CCPT I, and Mr. Cole served as a director of CCPT III. Since Messrs. Cole and McAllaster are also officers of our advisor and its affiliates, including the advisors to CCPT I and CCPT III, they did not receive any separate compensation from us for service as our executive officers and/or directors, and also did not receive any separate compensation from CCPT I or CCPT III for their service as directors of CCPT I and/or CCPT III. See “Transactions with Related Persons, Promoters and Certain Control Persons” below for a description of the transactions during the year ended December 31, 2010 between the Company and companies with which Messrs. Cole and McAllaster are affiliated.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires each director, officer and individual beneficially owning more than 10% of a registered security of the Company to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common stock of the Company. Directors, officers and greater than 10% beneficial owners are required by SEC rules to furnish the Company with copies of all such forms they file. Based solely on a review of the copies of such forms furnished to us during and with respect to the fiscal year ended December 31, 2010 or written representations that no additional forms were required, to the best of our knowledge, all required Section 16(a) filings were timely and correctly made by reporting persons during 2010, except that a Form 3 was not filed timely following the appointment of Simon J. Misselbrook as our vice president of accounting and principal accounting officer in November 2010. Mr. Misselbrook filed the form promptly after it was determined that filing was required.

Executive Officers

In addition to Christopher H. Cole, the following individual serves as an executive officer of the Company:

D. Kirk McAllaster, Jr., age 44, has served as our executive vice president and chief financial officer since October 2007. He has served as executive vice president and chief financial officer of CCPT II Advisors since March 2007, and previously served as its vice president, finance from December 2005 until March 2007. Mr. McAllaster has also served as executive vice president and chief financial officer of CCPT I since October 2007, and has been a member of its board of directors since May 2008. He has served as executive vice president and chief financial officer of CCPT I Advisors since March 2007, and previously served as its vice president, finance from December 2005 until March 2007. Mr. McAllaster has served as executive vice president, chief financial officer and treasurer of CCPT III since its formation in January 2008, and served as its secretary from January 2008 to November 2010. He also has served as executive vice president and chief financial officer of CCPT III Advisors since its formation in January 2008. He has served as executive vice president, chief financial officer and treasurer of Cole Corporate Income Trust since its formation in April 2010, and served as its secretary from April 2010 to August 2010 and from January 2011 to March 2011. He has served as executive vice president and chief financial officer of Cole Corporate Income Advisors since its formation in April 2010. Mr. McAllaster has served as executive vice president, chief financial officer and treasurer of Cole Realty Advisors since September 2009, and previously served as executive vice president and chief financial officer from March 2007 until September 2009. Mr. McAllaster has served as executive vice president and chief financial officer of Cole Capital Partners and Cole Capital Advisors since March 2007, and previously served as vice president, finance of each from December 2005 until March 2007. Prior to joining Cole Real Estate Investments in May 2003, Mr. McAllaster worked for six years with Deloitte & Touche LLP, most recently as audit senior manager. He has over 20 years of accounting and finance experience in public accounting and private industry. Mr. McAllaster received a B.S. degree from California State Polytechnic University — Pomona with a major in Accounting. He is a Certified Public Accountant licensed in the states of Arizona and Tennessee and is a member of the American Institute of CPAs and the Arizona Society of CPAs.

Compensation of Executive Officers

Our executive officers, including our principal financial officer, do not receive compensation directly from us for services rendered to us, and we do not intend to pay any compensation directly to our executive officers. As a result, we do not have, and our board of directors has not considered, a compensation policy or program for our executive officers. Accordingly, we have not included a Compensation Committee Report or a Compensation Discussion and Analysis in this proxy statement.

Our executive officers are also officers of CCPT II Advisors, our advisor, and its affiliates, including Cole Realty Advisors, our property manager, and are compensated by these entities, in part, for their services to us. We pay fees to such entities under our advisory agreement and property management and leasing agreement. We also reimburse CCPT II Advisors for its provision of administrative services, including related personnel costs, subject to certain limitations. A description of the fees that we pay to our advisor and property manager, or any affiliate thereof is found in the “Transactions with Related Persons, Promoters and Certain Control Persons” section below.

BENEFICIAL OWNERSHIP OF EQUITY SECURITIES

The following table sets forth information as of April 1, 2011, regarding the beneficial ownership of our common stock by each person known by us to own 5% or more of the outstanding shares of common stock, each of our directors, and each named executive officer, and our directors and executive officers as a group. The percentage of beneficial ownership is calculated based on 209,650,879 shares of common stock outstanding as of April 1, 2011. The address of each beneficial owner listed below is c/o Cole Real Estate Investments, 2575 East Camelback Road, Suite 500, Phoenix, Arizona 85016.

	Amount and Nature of
	Shares Beneficially Owned (1)
Name of Beneficial Owner	Number	Percentage

Christopher H. Cole (2)	34,636	*

Marcus E. Bromley (3)	25,000	*

George N. Fugelsang	—	—

D. Kirk McAllaster, Jr.	322	*

All officers and directors as a group (4 persons) (4)	59,958	*

*	Represents less than 1% of the outstanding common stock.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group which may be exercised within 60 days following April 1, 2011. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)	Includes 20,000 shares owned by Cole Holdings Corporation and 14,636 shares owned by the Christopher H. Cole Generation Skipping Trust, for which Mr. Cole is the Trustee, for which Mr. Cole disclaims beneficial ownership. Mr. Cole is the sole stockholder of Cole Holdings Corporation and controls the voting and disposition decisions of Cole Holdings Corporation.

(3)	Includes 5,000 shares owned by Mr. Bromley pursuant to exercise of options and shares issuable upon exercise of options to purchase up to 20,000 shares of common stock, which are exercisable within 60 days of April 1, 2011.

(4)	Includes shares issuable upon exercise of options to purchase up to 20,000 shares of common stock, which are exercisable within 60 days of April 1, 2011.

AUDIT COMMITTEE REPORT

Independent Auditors

During the year ended December 31, 2010, Deloitte & Touche LLP (“Deloitte & Touche”) served as our independent auditors and provided certain tax and other services. Deloitte & Touche has served as our independent auditors since our formation. Deloitte & Touche representatives will be present at the 2011 Annual Meeting of Stockholders and will have the opportunity to make a statement if they desire to do so. In addition, the Deloitte & Touche representatives will be available to respond to appropriate questions posed by any stockholders. The audit committee anticipates that it will engage Deloitte & Touche as our independent auditors to audit our financial statements for the year ending December 31, 2011. The audit committee reserves the right, however, to select new auditors at any time in the future in its discretion if it deems such decision to be in the best interests of the Company and its stockholders. Any such decision would be disclosed to the stockholders in accordance with applicable securities laws.

The audit committee reviewed the audit and non-audit services performed by Deloitte & Touche, as well as the fees charged by Deloitte & Touche for such services. In its review of the non-audit services and fees, the audit committee considered whether the provision of such services is compatible with maintaining the independence of Deloitte & Touche. The aggregate fees billed to us for professional accounting services, including the audit of the Company’s annual financial statements by Deloitte & Touche for the years ended December 31, 2010 and 2009, are set forth in the table below.

	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Audit fees	$510,760	$747,700
Audit-related fees	—	80,750
Tax fees	218,582	263,977
All other fees	—	—

Total	$729,342	$1,092,427

For purposes of the preceding table, Deloitte & Touche’s professional fees are classified as follows:

•	Audit fees – These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by Deloitte & Touche in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements and other services that generally only the independent auditor reasonably can provide, such as services associated with filing registration statements, periodic reports and other filings with the SEC, and audits of acquired properties or businesses or statutory audits for our subsidiaries or affiliates.

•	Audit-related fees – These are fees for assurance and related services that traditionally are performed by independent auditors, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, statutory subsidiary or equity investment audits incremental to the audit of the consolidated financial statements and general assistance with the implementation of Section 404 of the Sarbanes-Oxley Act of 2002 and other SEC rules promulgated pursuant to the Sarbanes-Oxley Act of 2002.

•	Tax fees – These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning, and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the

IRS and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence.

•	All other fees – These are fees for other permissible work performed that do not meet the above-described categories, including assistance with internal audit plans and risk assessments.

Pre-Approval Policies

The audit committee charter imposes a duty on the audit committee to pre-approve all auditing services performed for us by our independent auditors, as well as all permitted non-audit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors’ independence. Unless a type of service to be provided by the independent auditors has received “general” pre-approval, it will require “specific” pre-approval by the audit committee.

All requests for services to be provided by the independent auditor that do not require specific pre-approval by the audit committee will be submitted to management and must include a detailed description of the services to be rendered. Management will determine whether such services are included within the list of services that have received the general pre-approval of the audit committee. The audit committee will be informed on a timely basis of any such services rendered by the independent auditors.

Requests to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by both the independent auditors and the principal financial officer, and must include a joint statement as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence. The chairman of the audit committee has been delegated the authority to specifically pre-approve de minimis amounts for services not covered by the general pre-approval guidelines. All amounts, other than such de minimis amounts, require specific pre-approval by the audit committee prior to engagement of Deloitte & Touche. All amounts, other than de minimis amounts not subject to pre-approval, specifically pre-approved by the chairman of the audit committee in accordance with this policy are to be disclosed to the full audit committee at the next regularly scheduled meeting.

All services rendered by Deloitte & Touche for the years ended December 31, 2010 and 2009 were pre-approved in accordance with the policies and procedures described above.

Report of the Audit Committee

Pursuant to the audit committee charter adopted by our board of directors, the audit committee’s primary function is to assist the board of directors in fulfilling its oversight responsibilities by overseeing the independent auditors and reviewing the financial information to be provided to the stockholders and others, the system of internal control over financial reporting that management has established and the audit and financial-reporting process. The audit committee is composed of two independent directors. Our management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the audit committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing and the members of the audit committee are not professionally engaged in the practice of accounting or auditing. The audit committee’s role does not provide any special assurance with regard to the financial statements of the Company, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. The audit committee relies in part, without independent verification, on information provided to it and on representations made by management and the independent auditors that the financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

In this context, in fulfilling its oversight responsibilities, the audit committee reviewed the 2010 audited financial statements with management, including a discussion of the quality and acceptability of the financial reporting and controls of the Company.

The audit committee reviewed with Deloitte & Touche, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and the acceptability of the financial statements and such other matters as are required to be discussed by the applicable auditing standards as periodically amended (including significant accounting policies, alternative accounting treatments and estimates, judgments and uncertainties). The audit committee has received the written disclosures from the independent registered public accounting firm required by Public Company Accounting Oversight Board (United States) (“PCAOB”) Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence” and discussed with the independent registered public accounting firm its independence within the meaning of the rules and standards of the PCAOB and the securities laws and regulations administered by the SEC.

The audit committee discussed with Deloitte & Touche the overall scope and plans for the audit. The audit committee meets periodically with Deloitte & Touche, with and without management present, to discuss the results of their examinations, their evaluations of internal controls and the overall quality of the financial reporting of the Company.

In reliance on these reviews and discussions, the audit committee recommended to the board of directors that the 2010 audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the SEC.

March 28, 2011	The Audit Committee of the Board of Directors:
Marcus E. Bromley (Chairman)
George N. Fugelsang

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Our independent directors have reviewed the material transactions between our affiliates and us during the year ended December 31, 2010. Set forth below is a description of the transactions with affiliates. We believe that we have executed all of the transactions set forth below on terms that are fair to the Company.

Advisory Agreement

We are party to an Advisory Agreement with CCPT II Advisors whereby CCPT II Advisors manages our day-to-day operations and identifies and makes investments on our behalf. In return, we pay to CCPT II Advisors a monthly asset management fee equal to 0.02083% of our aggregate asset value and reimburse costs and expenses incurred by CCPT II Advisors in providing asset management services. Such fees and expenses recorded for the year ended December 31, 2010 totaled $8.5 million. We also pay to Cole Realty Advisors up to 2.0% of the contract purchase price of each property or asset that we acquire, along with reimbursement of acquisition expenses. Such payments for the year ended December 31, 2010 totaled $2.2 million, of which $2.2 million were fees and $50,000 were reimbursement of acquisition expenses. We also pay to CCPT II Advisors a financing coordination fee equal to 1.0% of the amount available under any debt financing that we obtain and use for the acquisition of properties and other investments. Such payments for the year ended December 31, 2010 totaled $2.0 million. We reimburse the expenses incurred by CCPT II Advisors in connection with its provision of administrative services, including related personnel costs, subject to the limitation that we do not reimburse CCPT II Advisors for any amount by which the operating expenses (including the asset management fee) at the end of the four preceding fiscal quarters exceed the greater of (i) 2.0% of average invested assets, or (ii) 25.0% of net income other than any additions to reserves for depreciation, bad debt or other similar non-cash reserves and excluding any gain from the sale of assets for that period. Such expenses recorded for the year ended December 31, 2010 totaled $1.5 million. Additionally, for substantial assistance in connection with the sale of properties, we will pay CCPT II Advisors or its affiliates an amount equal to up to one-half of the brokerage commission paid on the sale of property, not to exceed 2.0% of the contract price of each property sold; provided, however, in no event may the real estate commissions paid to our advisor, its affiliates and unaffiliated third parties exceed the lesser of the competitive real estate commission or an amount equal to 6.0% of the contract sales price. No such payments were made during the year ended December 31, 2010.

Additionally, we are required to pay to CCPT II Advisors performance fees based on a percentage of proceeds or stock value upon our sale of assets or the listing of our common stock on a national securities exchange, but only if, in the case of our sale of assets, our investors have received a return of their net capital invested and an 8.0% annual cumulative, non-compounded return or, in the case of the listing or quotation of our common stock, the market value of our common stock plus the distributions paid to our investors exceeds the sum of the total amount of capital raised from investors plus the amount of distributions necessary to generate an 8.0% annual cumulative, non-compounded return to investors. In the event of a sale of our assets, after investors have received a return of their net capital invested and an 8.0% annual cumulative, non-compounded return, then we will pay to CCPT II Advisors 10.0% of remaining net sale proceeds. Upon listing our common stock on a national securities exchange, we will pay to CCPT II Advisors a fee equal to 10.0% of the amount, if any, by which (1) the market value of our outstanding stock plus distributions paid by us prior to listing, exceeds (2) the sum of the total amount of capital raised from investors and the amount of distributions necessary to generate an 8.0% annual cumulative, non-compounded return to investors.

Our Advisory Agreement has a one-year term expiring June 21, 2011, subject to an unlimited number of successive one-year renewals upon mutual consent of the parties. Our independent directors are required to determine, at least annually, that the compensation to CCPT II Advisors is reasonable in relation to the nature and quality of services performed and the investment performance of the Company and that such compensation is within the limits set forth in our charter. Upon termination of the Advisory Agreement, we may be required to pay to CCPT II Advisors a performance fee similar to the performance fee described above if CCPT II Advisors would have been entitled to a subordinated participation in net sale proceeds had the portfolio been liquidated (based on an independent appraised value of the portfolio) on the date of termination.

Christopher H. Cole, our chief executive officer, president and chairman of our board of directors, indirectly owns 100% of the ownership and voting interests of CCPT II Advisors. Mr. Cole also is the chief executive officer and president of CCPT II Advisors. D. Kirk McAllaster, Jr., our executive vice president and chief financial officer, is the executive vice president and chief financial officer of CCPT II Advisors.

Property Management and Leasing Agreement

We are party to a Property Management and Leasing Agreement with Cole Realty Advisors. Pursuant to the agreement, we will pay to Cole Realty Advisors fees up to (i) 2.0% of gross revenues from our single-tenant properties and (ii) 4.0% of gross revenues from our multi-tenant properties, plus leasing commissions based upon the customary leasing commissions applicable to the geographic location of the property, subject to certain limits. We also reimburse Cole Realty Advisors’ costs of managing and leasing the properties. Such fees and expenses recorded for the year ended December 31, 2010 totaled $7.7 million.

Our Property Management and Leasing Agreement has a one-year term expiring June 21, 2011, subject to an unlimited number of successive one-year renewals.

Christopher H. Cole, our chief executive officer, president and chairman of our board of directors, indirectly owns 100% of the ownership and voting interests of Cole Realty Advisors. Mr. Cole also is the chief executive officer, president and treasurer of Cole Realty Advisors. D. Kirk McAllaster, Jr., our executive vice president and chief financial officer, is the executive vice president and chief financial officer of Cole Realty Advisors.

Certain Conflict Resolution Procedures

Every transaction that we enter into with CCPT II Advisors or its affiliates will be subject to an inherent conflict of interest. Our board of directors may encounter conflicts of interest in enforcing our rights against any affiliate in the event of a default by or disagreement with an affiliate or in invoking powers, rights or options pursuant to any agreement between us and CCPT II Advisors or any of its affiliates.

In order to reduce or to eliminate certain potential conflicts of interest, our charter contains a number of restrictions relating to (1) transactions we enter into with CCPT II Advisors and its affiliates, (2) certain future offerings, and (3) allocation of investment opportunities among affiliated entities. These restrictions include, among others, the following:

•	We will not purchase or lease properties in which CCPT II Advisors, any of our directors or any of their respective affiliates has an interest without a determination by a majority of the directors (including a majority of the independent directors) not otherwise interested in such transaction, that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the property to the seller or lessor unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event will we acquire any such property at an amount in excess of its appraised value. We will not sell or lease properties to CCPT II Advisors, any of our directors or any of their respective affiliates unless a majority of the directors (including a majority of the independent directors) not otherwise interested in the transaction, determines that the transaction is fair and reasonable to us.

•	We will not make any loans to CCPT II Advisors, any of our directors or any of their respective affiliates, except that we may make or invest in mortgage loans involving CCPT II Advisors, our directors or their respective affiliates, provided that an appraisal of the underlying property is obtained from an independent appraiser and the transaction is approved as fair and reasonable to us and on terms no less favorable to us than those available from third parties. In addition, CCPT II Advisors, any of our directors and any of their respective affiliates will not make loans to us or to joint ventures in which we are a joint venture partner unless approved by a majority of the directors (including a majority of the independent directors) not otherwise interested in the transaction as fair, competitive and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties.

•	CCPT II Advisors and its affiliates will be entitled to reimbursement, at cost, for actual expenses incurred by them on behalf of us or joint ventures in which we are a joint venture partner; provided, however, CCPT II Advisors must reimburse us for the amount, if any, by which our total operating expenses, including the advisor asset management fee, paid during the previous fiscal year exceeded the greater of: (i) 2.0% of our average invested assets for that fiscal year, or (ii) 25.0% of our net income, before any additions to reserves for depreciation, bad debts or other similar non-cash reserves and before any gain from the sale of our assets, for that fiscal year.

•	In the event that an investment opportunity becomes available that is suitable, under all of the factors considered by CCPT II Advisors, for both us and one or more other entities affiliated with CCPT II Advisors, and for which more than one of such entities has sufficient uninvested funds, then the entity that has had the longest period of time elapse since it was offered an investment opportunity will first be offered such investment opportunity. It will be the duty of our board of directors, including the independent directors, to insure that this method is applied fairly to us. In determining whether or not an investment opportunity is suitable for more than one program, CCPT II Advisors, subject to approval by our board of directors, shall examine, among others, the following factors:

•	the anticipated cash flow of the property to be acquired and the cash requirements of each program;

•	the effect of the acquisition on diversification of each program’s investments by type of property, geographic area and tenant concentration;

•	the policy of each program relating to leverage of properties;

•	the income tax effects of the purchase to each program;

•	the size of the investment; and

•	the amount of funds available to each program and the length of time such funds have been available for investment.

If, in the judgment of our advisor, the investment opportunity may be equally appropriate for more than one program, then the entity that has had the longest period of time elapse since it was offered an investment opportunity will first be offered such investment opportunity. It will be the duty of our board of directors, including the independent directors, to ensure that this method is applied fairly to us.

If a subsequent development, such as a delay in the closing of a property or a delay in the construction of a property, causes any such investment, in the opinion of CCPT II Advisors, to be more appropriate for a program other than the program that committed to make the investment, CCPT II Advisors may determine that another program affiliated with CCPT II Advisors or its affiliates will make the investment.

We will not enter into any transaction with CCPT II Advisors or its affiliates unless a majority of our directors, including a majority of the independent directors, not otherwise interested in the transaction approve such transaction as fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

STOCKHOLDER PROPOSALS

Any proposals by stockholders for inclusion in proxy solicitation material for the 2012 Annual Meeting of Stockholders must be received by our secretary, Kenneth R. Christoffersen, at our offices no later than December 17, 2011, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. If a stockholder wishes to present a proposal at the 2012 Annual Meeting of Stockholders, whether or not the proposal is intended to be included in the 2012 proxy materials, our bylaws currently require that the stockholder give advance written notice to our secretary, Kenneth R. Christoffersen, at our offices no earlier than December 17, 2011 and no later than January 16, 2012. Stockholders are advised to review the Company’s bylaws, which contain other requirements with respect to advance notice of stockholder proposals and director nominations.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the 2011 Annual Meeting of Stockholders other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holders.

A copy of the Company’s 2010 annual report to stockholders, filed with the SEC, is enclosed herewith. You may also obtain our other SEC filings and certain other information concerning the Company through the Internet at www.sec.gov and www.colecapital.com. Information contained in any website referenced in this proxy statement is not incorporated by reference in this proxy statement.

By Order of the Board of Directors

/s/  KENNETH R. CHRISTOFFERSEN
Kenneth R. Christoffersen
Secretary

PLEASE VOTE — YOUR VOTE IS IMPORTANT

APPENDIX A

DEFINITION OF INDEPENDENT DIRECTOR

Article V of our charter defines an independent director as follows:

Independent Director.  A Director who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with the Sponsor, the Corporation, the Advisor or any of their Affiliates by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, other than the Corporation (ii) employment by the Corporation, the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, other than as a Director of the Corporation or of any other real estate investment trust organized by the Sponsor or advised by the Advisor, (iv) performance of services, other than as a Director of the Corporation, (v) service as a director or Director of more than three real estate investment trusts organized by the Sponsor or advised by the Advisor, or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered “material” if the aggregate gross revenue derived by the Director from the Sponsor, the Advisor and their Affiliates exceeds five percent of either the Director’s annual gross income during either of the last two years or the Director’s net worth on a fair market value basis. An indirect association with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Corporation.

00079486

COLE rial estate investments PO BOX 55222 BOSTON MA 02205-5222 If Voting by Mail Remember to sign and date form below. Please ensure the address to the right shows through the window of the enclosed postage paid return envelope. Your Proxy Vote is Important! Vote by Internet Please go to the electronic voting site at www.eproxv.com/cole Follow the on-line instructions. If you vote by internet, you do not have to return your paper ballot. Vote by Phone Please call us toll free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your paper ballot. Vote by Mail Please complete, sign and date this form. Fold and return your entire ballot in the enclosed postage paid return envelope. PROXY TABULATOR PO BOX 55222 BOSTON, MA 02205-9101 COLE CREDIT PROPERTY TRUST II, INC. PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 26, 2011 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder hereby appoints D. Kirk McAllaster, Jr. and Kenneth R. Christoffersen, each as proxy and attorney-in-fact, with full power of substitution as determined by the Board of Directors of Cole Credit Property Trust II, Inc., on behalf and in the name of the undersigned, to attend the Annual Meeting of Stockholders of COLE CREDIT PROPERTY TRUST II, INC. to be held on May 26, 2011, and at any adjournments or postponements thereof, and to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast if personally present, as indicated on the reverse side of this card, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present. The undersigned acknowledges receipt of the notice of Annual Meeting of Stockholders, the proxy statement and the annual report. When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed herein. If no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast “FOR” the election of each of the nominees for director listed in Proposal 1. The proxies arc authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion, including, but not limited to, the power and authority to adjourn or postpone the meeting. Important Notice Regarding the Availability of Proxy Materials for the Cole Credit Property Trust II, Inc. Annual Meeting of Stockholders to Be Held on May 26th, 2011. The Annual Report and Prosy Statement for this meeting are available at: http://www.eproxy.com/cole. Note: Signature(s) should agree with the name(s) printed herein. , When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Signature Signature Date

THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS OR, IN THE ABSENCE OF SUCH A RECOMMENTATION, IN THEIR DISCRETION. The Board of Directors recommends that you vote FOR the following proposal: FOR WITHHOLD FOR ALL ALL ALL EXCEPT* 1 Election of Directors (1) Christopher II. Cole (2) Marcus E. Bromley (3) George N. Fugelsang * To withhold authority to vote for any individual nominee(s) write the number(s) of the nominee(s) in the box below IN THEIR DISCRETION, to act upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

For your convenience, cast your vote by telephone, the internet or by mail. And most importantly...
PLEASE VOTE!
READ THE ENCLOSED MATERIALS
Enclosed is the following information for your Cole REIT’s Annual Meeting of Stockholders:
•	Notice of the Annual Meeting of Stockholders, Proxy Statement that describes the proposals to be voted upon and 2010 Annual Report

•	Proxy card for each account. Please be sure to vote all proxy cards.
THREE WAYS TO VOTE
Via Telephone
For your convenience, you may cast your vote by touch-tone telephone. Please refer to the proxy card for instructions and your control number.
Over the Internet
Open the web page: http://www.eproxy.com/cole and follow the online instructions to cast your vote. Your control number is located on the proxy card.
Complete the Proxy Card and Return by Mail
On the proxy card, cast your vote on the proposals, sign in black or blue ink, date and return it in the postage-paid envelope provided. Please note, all parties must sign.
FOR ASSISTANCE
If you have any questions or need assistance in completing your proxy card, please call our proxy solicitor, Boston Financial Data Services, toll-free at 1-888-409-4185.
PLEASE VOTE
We encourage you to cast your vote promptly, so we can avoid additional costs associated with soliciting your vote. If you vote your proxy by telephone or the Internet, please DO NOT mail back the proxy card.
THANK YOU!
We appreciate your participation and support. Again, please be sure to vote. Your vote is important!

2575 EAST CAMELBACK ROAD, SUITE 500 PHOENIX, ARIZONA 85016